                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

        TZLIL PEKER JOINS INKSURE TECHNOLOGIES AS CHIEF FINANCIAL OFFICER

FT. LAUDERDALE, Florida, May 1,2008 - InkSure Technologies Inc. (OTC Bulletin
Board: INKS - NEWS), a leading provider of covert machine-readable security solutions for the prevention of counterfeiting, fraud and diversion, today announced that Tzlil Peker has joined the Company's executive management team as
Chief Financial Officer.

For the past seven years, Mr. Peker has provided CFO/ Financial services for a group of high tech start-up companies operating in the Telecommunications,
Cellular and IT global markets. In this position, Mr.Peker has had overall responsibility for all financial functional areas. Prior to his most recent position, Mr. Peker served as Finance Director of Mercury Interactive in Israel where he managed the finance team in Israel and the Pacific Rim. Mr. Peker also held positions at OptiMedia Ltd., a software developer of e-publishing solutions, where he served as CFO and at IBM Israel, where he served as Chief
Accountant for several years.

Mr. Peker is a Certified Public Accountant (Israel). He holds a B.A. Degree in
Accounting and Economics from Tel Aviv University and an MBA from the Edinburgh
Business College branch in Israel.

"We are very pleased to welcome Mr. Peker to our senior management team as our new CFO," stated Elie Housman, Chief Executive Officer of InkSure Technologies
Inc. "Tzlil brings extensive experience with technology start-ups and large business organizations to InkSure, and we expect him to be an important addition to our company and play a key role in our growth strategy for the future."

ABOUT INKSURE TECHNOLOGIES INC.

InkSure Technologies Inc., with its corporate headquarters in Ft. Lauderdale,
Florida and its research and development center in Science Park, Rehovot,
Israel, specializes in comprehensive, covert security solutions designed to protect high profile brands and documents of value from counterfeiting, fraud and diversion. The Company's sales and marketing activities target a number of market opportunities, including financial, pharmaceutical, branded products, transportation, and government/institutional, on a global scale. The Company's
R&D activities include the development of "chipless" RFID technology for affordable item-level secure logistics and track-and-trace applications.

The Company's common stock is listed on the OTC Bulletin Board under the symbol
"INKS". Additional information on the Company is available on its website at
http://www.inksure.com.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Although InkSure (the
"Company") believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. Important factors that could cause actual results to differ materially from the forward-looking statements include the Company's need to obtain substantial additional capital (through financings or otherwise) to fund its operations, the progress of development, government and regulatory approvals and licensing/commercialization of the Company's technologies, and other factors noted in the Company's periodic report filings with the Securities and Exchange
Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

                    For further information, please contact:

Don Taylor, Vice President -Global Marketing at +1-954-772-8507 or via e-mail at
                              dtaylor@inksure.com